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                               NEWSTAR MEDIA INC.
                             8955 BEVERLY BOULEVARD
                          LOS ANGELES, CALIFORNIA 90048
                               -------------------

             NOTICE OF ADJOURNMENT OF ANNUAL MEETING OF SHAREHOLDERS
                ORIGINALLY SCHEDULED TO BE HELD DECEMBER 8, 1999

                       NEW MEETING DATE - JANUARY 18, 2000
                                -----------------

To the Shareholders of NewStar Media Inc.:

         Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of NewStar Media Inc., a California corporation (the "Company"), originally scheduled to be held at NewStar Media Inc., 8955 Beverly Boulevard, Los Angeles, California 90048, on Wednesday, December 8, 1999, at 10:00 a.m., local time, will be adjourned until Tuesday, January 18, 2000, at 10:00 a.m., local time, at 8955 Beverly Boulevard, Los Angeles, California 90048.






                                                       /S/ Robert C. Murray
                                                       -------------------------
December 2, 1999                                       Robert C. Murray
Los Angeles, California                                Secretary